1933 Act File No. 33-47641
                                                      1940 Act File No. 811-6650

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No.                         |_|

                         Post-Effective Amendment No. 23                     |X|

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         |X|
                                     OF 1940

                                Amendment No. 23                             |X|

                            LORD ABBETT RESEARCH FUND
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                       Lawrence H. Kaplan, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                      Name and Address of Agent for Service

  It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a) (1)

|X|   on April 1, 1999 pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

Lord                          Large-Cap Series
Abbett                        Small-Cap Value Series
Research Fund

   Prospectus
April 1, 1999

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

      As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

      Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                                Table of Contents

                                                                            Page

                                   The Funds

   Information about the goal/      Large-Cap Series                         2
    approach, main risks, past      Small-Cap Value Series                   4
performance, fees and expenses

                                 Your Investment

      Information for managing      Purchases                                6
             your fund account      Opening Your Account                     8
                                    Redemptions                              9
                                    Distributions and Taxes                  9
                                    Services For Fund Investors              10
                                    Sales Charges and Service Fees           11
                                    Management                               12

                              For More Information


             How to learn more      Other Investment Techniques              13
               about the funds      Glossary of Shaded Terms                 16
                                    Recent Performance                       18

                              Financial Information

  Financial highlights of each      Large-Cap Series                         19
 fund, and dealer compensation      Small-Cap Value Series                   21
                                    Compensation For Your Dealer             23

      How to learn more about the   Back Cover
funds and other Lord Abbett funds

                                                                Large-Cap Series

                                   The Funds

GOAL / APPROACH

      The Large-Cap Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. Normally, we invest in the undervalued common stocks of large- capitalization companies with outstanding equity securities having an aggregate market value of at least $1.5 billion. Current income is not emphasized.

      Typically, in choosing stocks, we look for companies using the following process:

      o Quantitative research is performed on a universe of large, seasoned U.S. companies to identify those which have stocks that we believe represent the best bargains.

      o Fundamental research is conducted to identify current bargain-priced securities among the largest publicly-traded companies.

      Under normal circumstances, at least 65% of the Large-Cap Fund's total assets will consist of investments made in large-cap companies, determined at the time of purchase.

      We may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

Main risks

   The Large-Cap Fund will invest in companies that appear to have good prospects for improvement in earnings trends or asset values. The fund will invest in companies on the basis of the fundamental economic and business factors which will affect future earnings and which the fund believes are the primary factors determining the future market valuation of stocks. There can be no assurance that stocks selected for the fund will appreciate in value.

   At the time of purchase, securities selected for our portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor. Our investment portfolio typically will be less volatile and prices will move less dramatically than the overall stock market.
   Individual-security risk is managed through broad company and industry diversification.

   An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

We or the fund refers to either of the Large-Cap Series (the "Large-Cap Fund") or the Small-Cap Value Series (the "Small-Cap Value Fund") of Lord Abbett Research Fund, Inc. (the "company"). Each fund operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About each fund. Each fund is a professionally managed portfolio of securities purchased with the pooled money of investors. Each fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy high liquidity in the market.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.


2 | The Funds

                                                       -------------------------
                                     Large-Cap Series | Symbols: Class A - LRLCX
                                                                 Class B - LARBX
                                                                 Class C - LLRCX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                 93      94      95      96      97      98
                18.4%   6.2%    34.8%   20.2%   23.4%   16.2%

      Best Quarter: 18.88%                          Worst Quarter: -12.45%

================================================================================
The table below shows a comparison of the fund's class A, B and C average annual total return to that of the S&P 500(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                    1 Year    5 Years     Inception(i)  S&P 500(R)Index(ii)

A                          9.60%     18.40%       18.27%         20.73%(iii)
--------------------------------------------------------------------------------
B                          9.59%        --        21.29%         33.33%(iv)
--------------------------------------------------------------------------------
C                         13.94%        --        20.17%         31.31%(v)
--------------------------------------------------------------------------------
S&P 500(R) Index(ii)      28.74%     24.08%          --             --
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.
--------------------------------------------------------------------------------
(i)   The date of inception for each class is: A -6/3/92; B -8/1/96; and C
      -4/1/97.

(ii) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 6/30/92 - 12/3198, to correspond with class A inception date.

(iv) Represents total return for the period 8/31/96 - 12/31/98, to correspond with class B inception date.

(v) Represents total return for the period 4/30/97 - 12/31/98, to correspond with class C inception date.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

================================================================================
Fee table
--------------------------------------------------------------------------------
                                         Class A   Class B   Class C  Class P

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                 5.75%     none      none      none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
  (See "Purchases")                         none    5.00%(3)  1.00%      none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (Expenses deducted from fund assets)
  (as a % of average net assets)(1)
--------------------------------------------------------------------------------
Management Fees (See "Management")         0.75%    0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(2)   0.35%    1.00%     1.00%     0.45%
--------------------------------------------------------------------------------
Other Expenses                             0.24%    0.24%     0.24%     0.24%
--------------------------------------------------------------------------------
Total Operating Expenses                   1.34%    1.99%     1.99%     1.44%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years        10 Years

Class A shares        $703            $975            $1,267          $2,097
--------------------------------------------------------------------------------
Class B shares        $702            $924            $1,272          $2,151
--------------------------------------------------------------------------------
Class C shares        $302            $624            $1,072          $2,319
--------------------------------------------------------------------------------
Class P shares        $146            $455            $  787          $1,727
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $703            $975            $1,267          $2,097
--------------------------------------------------------------------------------
Class B shares        $202            $624            $1,072          $2,151
--------------------------------------------------------------------------------
Class C shares        $202            $624            $1,072          $2,319
--------------------------------------------------------------------------------
Class P shares        $146            $455            $  787          $1,727
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                   The Funds | 3

                                                          Small-Cap Value Series

GOAL / APPROACH

      The Small-Cap Value Fund's investment objective is long-term capital appreciation. Usually we invest primarily in equity securities of smaller companies with market capitalizations of less than $1 billion.

      Typically, in choosing stocks, we usually look for companies using the following process:

      o Quantitative research is performed to evaluate various criteria, including the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow.

      o Fundamental research is conducted to assess the dynamics of each company within its industry and within the economy. We evaluate the company's business strategies by assessing management's ability to execute the strategies, and evaluating the adequacy of its financial resources.

      Usually, at least 65% of the Small-Cap Value Fund's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected using fundamental investment analysis. The fund may invest up to 35% of its total assets in the securities of larger companies. Companies in which the fund is likely to invest may have more limited product lines, markets or financial resources and may lack management depth or experience as compared with companies with larger market capitalizations. The fund may invest up to 35% of its assets in foreign securities.

      We may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

MAIN RISKS

      Small-company stocks offer significant appreciation potential. Generally, small companies carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than large company stocks. Therefore, small company stocks may be subject to wider price fluctuations. Many small company stocks are traded over-the-counter and are not traded in the volume typical of stocks listed on a national securities exchange.

      The foreign securities in which the Small-Cap Value Fund may invest are subject to currency fluctuations. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the U.S. markets. Investors should also be aware that the fund has the ability to invest in derivatives, the value of which may fluctuate greatly.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

The Small-Cap Value Fund is closed to new class A, B, C and P share investors; only current shareholders may add to existing accounts.

Small companies often are younger and less well-established, with a potential to be faster-growing but often more volatile than large companies.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Over-the-counter stocks are usually those of smaller companies that do not meet listing requirements of major exchanges. Transactions are conducted by telephone and computer network rather than on the floor of an exchange.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.


4 | The Funds

                                                       -------------------------
                               Small-Cap Value Series | Symbols: Class A - LRSCX
                                                                 Class B - LRSBX
                                                                 Class C - LSRCX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                         96            97            98
                        30.5%         36.7%         -7.4%

      Best Quarter: 19.61%                          Worst Quarter: -24.20%

================================================================================
The table below shows a comparison of the fund's class A average annual total return to that of the Russell 2000(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                          1 Year    Inception(i)   Russell 2000(R)Index(ii)

A                             (12.70)%     15.74%             11.58%(iii)
--------------------------------------------------------------------------------
B                             (12.66)%     11.95%             12.30%(iv)
--------------------------------------------------------------------------------
C                              (8.92)%     10.71%             12.53%(v)
--------------------------------------------------------------------------------
Russell 2000(R)Index(ii)       (2.55)%        --                 --
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The date of inception for each class is: A -12/13/95; B -11/15/96; and C -4/1/97.

(ii) Performance for the unmanaged Russell 2000(R) Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 12/31/95 - 12/31/98, to correspond with class A inception date.

(iv) Represents total return for the period 11/30/96 - 12/31/98, to correspond with class B inception date.

(v) Represents total return for the period 4/30/97 - 12/31/98, to correspond with class C inception date.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

================================================================================
Fee table
--------------------------------------------------------------------------------
                                         Class A   Class B   Class C  Class P

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                 5.75%      none     none     none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
  (See "Purchases")                         none      5.00%(3) 1.00%    none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (Expenses deducted from fund assets)
  (as a % of average net assets)(1)
--------------------------------------------------------------------------------
Management Fees (See "Management")         0.75%    0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(2)   0.36%    1.00%     1.00%     0.45%
--------------------------------------------------------------------------------
Other Expenses                             0.24%    0.24%     0.24%     0.24%
--------------------------------------------------------------------------------
Total Operating Expenses                   1.35%    1.99%     1.99%     1.44%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years        10 Years

Class A shares        $704            $978           $1,272           $2,108
--------------------------------------------------------------------------------
Class B shares        $702            $924           $1,272           $2,153
--------------------------------------------------------------------------------
Class C shares        $302            $624           $1,072           $2,319
--------------------------------------------------------------------------------
Class P shares        $146            $455           $  787           $1,727
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $704            $978           $1,272           $2,108
--------------------------------------------------------------------------------
Class B. shares       $202            $624           $1,072           $2,153
--------------------------------------------------------------------------------
Class C shares        $202            $624           $1,072           $2,319
--------------------------------------------------------------------------------
Class P shares        $146            $455           $  787           $1,727
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                   The Funds | 5

                                Your Investment

PURCHASES

      This prospectus offers four classes of shares for each fund: classes A, B ,C, and P (call 800-821-5129 to find out if class P shares are available in your state). These different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Front-End Sales Charges - Class A Shares
================================================================================
                                                               To Compute
                           As a % of         As a % of        Offering Price
Your Investment          Offering Price    Your Investment     Divide NAV by
================================================================================
Less than $50,000            5.75%              6.10%             .9425
--------------------------------------------------------------------------------
$50,000 to $99,999           4.75%              4.99%             .9525
--------------------------------------------------------------------------------
$100,000 to $249,999         3.75%              3.90%             .9625
--------------------------------------------------------------------------------
$250,000 to $499,999         2.75%              2.83%             .9725
--------------------------------------------------------------------------------
$500,000 to $999,999         2.00%              2.04%             .9800
--------------------------------------------------------------------------------
$1,000,000 and over          No Sales Charge                     1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

      o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

      o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

o     normally offered with a front- end sales charge

Class B

o no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


6 | Your Investment

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

      o     purchases of $1 million or more

      o     purchases by Retirement Plans with at least 100 eligible employees

      o     purchases under a Special Retirement Wrap Program

      o purchases made with dividends and distributions on class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor o purchases under a Mutual Fund Advisory Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

      * These categories may be subject to a Contingent Deferred Sales Charge ("CDSC").

      Class A Share CDSC. If you buy class A shares under one of the starred (O) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------
Anniversary(1) of                               Contingent Deferred Sales Charge
the day on which the                            on redemption (as % of amount
purchase order was accepted                     subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                           5.0%
--------------------------------------------------------------------------------
1st                         2nd                           4.0%
--------------------------------------------------------------------------------
2nd                         3rd                           3.0%
--------------------------------------------------------------------------------
3rd                         4th                           3.0%
--------------------------------------------------------------------------------
4th                         5th                           2.0%
--------------------------------------------------------------------------------
5th                         6th                           1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                    None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                             Your Investment | 7

      The class B share CDSC generally will be waived under any one of the following conditions:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

      o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

      o     death of the shareholder (natural person)

      o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors -- Automatic Services" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o     Regular account                                              $1,000

      o     Individual Retirement Accounts and
            403(b) Plans under the Internal Revenue Code                 $  250

      o     Uniform Gifts to Minors Account                              $  250

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Name of Fund
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.


8 | Your Investment

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and the capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC" or "Class C Share CDSC."

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Dividends from net investment income are expected to be paid to shareholders of Large-Cap Series semi-annually and Small-Cap Value Series annually. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of any distribution is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

Type of                    Tax rate for                Tax rate for
distribution               15% bracket                 28% bracket and above
================================================================================
Income                     Ordinary Income             Ordinary Income
dividends                  Rate                        Rate
--------------------------------------------------------------------------------
Short-term                 Ordinary Income             Ordinary Income
capital gains              Rate                        Rate
--------------------------------------------------------------------------------
Long-term
capital gains              10%                         20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distribu-

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


                                                             Your Investment | 9
      tions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================
For investing

Invest-A-Matic      You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You can make regular withdrawals from most Lord Abbett
Withdrawal          funds. Automatic cash withdrawals can be paid to you from
Plan ("SWP")        your account in fixed or variable amounts. To establish a
                    plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                    Your shares must be in non-certificate form.

Class B shares      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption proceeds due to a SWP for class B and class C
C shares            shares will be redeemed in the order described under "CDSC"
                    under "Purchases."
================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


10 | Your Investment

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for those other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                            Your Investment | 11

MANAGEMENT

      The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

      Each fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of 0.75 of 1% for both Large-Cap Fund and Small-Cap Value Fund.

      Lord Abbett uses a team of portfolio managers and analysts acting together to manage each fund's investments.

      Large-Cap Fund. Eli M. Salzman heads this fund's team, the other senior members of which are W. Thomas Hudson, Jr., Partner of Lord Abbett, and Robert B. Morris, Partner of Lord Abbett. Mr. Salzman joined Lord Abbett in 1997; before that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and a Vice President at Mitchell Hutchins Asset Management, Inc. from 1986 to 1996. Mr. Hudson and Mr. Morris have both been with Lord Abbett for more than five years.

      Small-Cap Value Fund. Robert P. Fetch, Partner of Lord Abbett, heads this fund's team, the other senior member of which is Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995; before that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service from 1991 to 1996.


12 | Your Investment

                              For More Information

Other Investment Techniques

      This section describes some of the investment techniques that might be used by the funds, and their risks.

      Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

      Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 331/3% of its total assets.

      Closed-End Investment Companies. Each fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if a fund and the closed-end investment company both charge a management fee. No more than 5% of each fund's gross assets may be invested in Closed-End Investment Companies.

      Debt Securities. The Small-Cap Value Fund may invest in bonds or other debt securities. However, not more than 5% of its assets will be invested in high yield debt securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.

      Diversification. Each fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. U.S. government securities are not subject to these requirements.

      Financial Futures Transactions. The Large-Cap Fund may enter into financial futures transactions. A financial futures transaction is the purchase or sale of an exchange-traded contract to buy or sell a standard quality and quantity of a financial instrument or index at a specific future date and price. The price behavior of the futures contract may not correlate with that of the item being hedged. The fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of its total assets.

      Foreign Currency Hedging Techniques. The Small-Cap Value Fund may use Foreign Currency Hedging Techniques. Although it does not normally engage in extensive currency hedging, it may use forward foreign currency contracts and options thereon to hedge the risk to the portfolio if it expects that foreign exchange price movements will


                                                       For More Information | 13
      be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. Under some circumstances, a fund may commit a substantial portion of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to protect the fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movement, and the fund's return could be reduced.

      Certain of the fund's investments may be denominated in foreign currency. The fund uses currency transactions in an attempt to eliminate currency risk associated with foreign investments.

      The Small-Cap Value Fund may also purchase foreign currency put and call options, subject to certain limitations.

      There is the possibility that the foreign currency hedging techniques will not work as anticipated.

      Foreign Securities. The Large-Cap Fund may invest up to 10% and the Small-Cap Value Fund may invest up to 35% of total assets in foreign securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks, and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; non-deductible withholding taxes and different accounting and settlement practices.

      Illiquid Securities. Each fund may invest in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each fund may invest up to 15% of its assets in illiquid securities.

      Options Transactions. The Small-Cap Value Fund and Large-Cap Fund may only sell (write) covered call options. This means that the funds may only sell the call options on securities which the funds own. The Small-Cap Value Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges. A put option on securities gives the buyer, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer (seller) of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The writer of a put option might be obligated to purchase underlying securities for more than their current market value.

      A call option on securities gives the buyer, in return for a premium paid, the right for a specified period of time to buy the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the buyer upon receipt of the exercise price..

      When a fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock


14 | For More Information
      index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

      The Small-Cap Value Fund may write only covered put options to the extent that cover for such options does not exceed 25% of the fund's net assets. The fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

      Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 5% of its total assets and all loans will be fully collateralized.

      Repurchase Agreements. The Small-Cap Value Fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

      Rights and Warrants. Each fund may invest up to 5% of its assets in rights and warrants to purchase securities. Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, or of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

      The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value after their expiration date.

      Rule 144A Securities. Both funds may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consists of Rule 144A securities, many of which are registered within a few months of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.

      Stock Index Futures. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

      Participation in the options or futures markets involves investment risks and transaction costs to which the Small-Cap Value Fund would not be subject absent the use of these strategies. If the Small-Cap Value Fund management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on management's ability to


                                                       For More Information | 15
      predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

      The Small-Cap Value Fund may not purchase or sell stock index futures if, immediately after a purchase or sale, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Small-Cap Value Fund will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Small-Cap Value Fund's net assets.

      The Small-Cap Value Fund ability to enter into stock index futures and listed options is limited by certain tax requirements in order to qualify as a regulated investment company.

      Short Sales. The Small-Cap Value Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Small-Cap Value Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box.

      When-Issued or Delayed Delivery Securities. The Small-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of its net asset value.

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.


16 | For More Information

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the class B share investment bears to the total investment.

      Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

      Mutual Fund Advisory Program. This includes certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      Purchaser. The term "purchaser" includes: (i) an individual; (ii) an individual and his or her spouse and children under the age of 21; and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe
      Executor of the Estate of
      John W. Doe

      [Date]

              SIGNATURE GUARANTEED
              MEDALLION GUARANTEED
               NAME OF GUARANTOR

                /s/ [ILLEGIBLE]
       ---------------------------------
             AUTHORIZED SIGNATURE
       ( 960 )                  X9603470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                              SR

o     In the case of the corporation -

      ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

              SIGNATURE GUARANTEED
              MEDALLION GUARANTEED
               NAME OF GUARANTOR

                /s/ [ILLEGIBLE]
       ---------------------------------
             AUTHORIZED SIGNATURE
       ( 960 )                  X9603470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                              SR


                                                       For More Information | 17

      Special Retirement Wrap Program. This is a program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

      Large-Cap Series. The fund's strong absolute returns for the fiscal year ended November 30, 1998 were due, in part, to our decision to maintain an overweighting of financial company holdings. After a weak start, these holdings benefited from attractive valuations relative to their expected earnings and from ongoing industry consolidations.

      Favorable earnings developments and merger activity among pharmaceutical and health care holdings also enhanced the portfolio's performance, as did our particular stock selections in the energy sector. Interim price weakness among technology companies created the opportunity to add technology stocks to the portfolio, as we anticipated that this industry would continue to perform well into 1998. The announcement of the Exxon-Mobil merger had a positive impact on the fund's performance, although, overall, companies in the electric utilities and energy sectors did not perform well during the period.

      We believe that the anticipated environment of continued low inflation, modest economic growth and benign interest rates, combined with S&P 500(R) Index's flat projected earnings growth in 1999, will favor the fund's research-driven value investment strategy in the years ahead.

      Small-Cap Value Series. In a year of challenge for small-cap stocks, our management team focused on various industry sectors. For example, our overweighting of companies in the technology and consumer non-cyclical industries, such as apparel and general retailers, which moved ahead of the broad market early in the year and then again during the fourth quarter, added significant value to the portfolio. On the other hand, we reduced our exposure to industrial companies late in the year when they continued to struggle despite improved market conditions.

      We believe the stage is set for a small-cap rebound now that these companies are selling at historically low prices relative to larger companies and that our value approach will enable us to continue to provide attractive long-term returns relative to our peers.

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.


18 | The Funds

                                                                Large-Cap Series

                             Financial Information

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

=======================================================================================================================
                                                                              Class A Shares
                                                     ------------------------------------------------------------------
                                                                          Year Ended November 30,

Per Share Operating Performance:                       1998           1997           1996          1995         1994
Net asset value, beginning of year                   $20.08         $17.86         $15.54        $12.79       $12.33
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                0.15(a)         .08(a)        .270           .42          .34
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------
    gain on investments                                2.45           3.21          3.505          3.44          .65
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                       2.60           3.29          3.775          3.86          .99
-----------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                 (.06)          (.12)          (.57)         (.29)        (.20)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                 (.71)          (.95)         (.885)         (.82)        (.33)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $21.91         $20.08         $17.86        $15.54       $12.79
-----------------------------------------------------------------------------------------------------------------------
Total Return(b)                                       13.45%         19.87%         26.25%        32.82%        8.21%
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and reimbursements        1.24%          1.52%          0.36%         0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and reimbursements        1.24%          1.52%          0.96%         1.02%        1.15%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                0.74%          0.42%          2.24%         3.27%        2.65%

=============================================================================================================================
                                                           Class B Shares                             Class C Shares
                                                      Period Ended November 30,                   Period Ended November 30,
                                              -----------------------------------------         -----------------------------
Per Share Operating Performance:                1998            1997            1996(c)           1998           1997(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  20.00        $  17.83        $  15.24          $  20.01       $  16.90
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                      --(a)(e)      (.06)(a)         .12              (.01)(a)      (0.07)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------
    gain on investments                           2.42            3.20            2.66              2.44           3.18
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  2.42            3.14            2.78              2.43           3.11
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income              --            (.02)           (.19)               --             --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain            (.71)           (.95)             --             (0.71)            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  21.71        $  20.00        $  17.83          $  21.73       $  20.01
-----------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                  12.56%          18.92%          18.39%(d)         12.61%         18.40%(d)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------------------------------
  Expenses 2.00%                                  2.00%           2.28%           0.59%(d)          2.00%          1.54%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    (.01)%         (0.34)%          0.22%(d)         (0.04)%         (0.37)%(d)
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                                                       Year Ended November 30,
                                              -------------------------------------------------------------------------------
Supplemental Data For All Classes:              1998             1997            1996              1995           1994
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of year (000)                 $143,153         $69,796         $23,592            $7,549         $5,558
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          99.14%          30.81%          62.25%            37.17%         43.85%
-----------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c) Commencement of operations: August 1, 1996 (class B); and April 1, 1997 (class C).

(d)   Not annualized.

(e)   Amount less than $.01.
      See Notes to Financial Statements.

                                                      Financial Information | 19

                                                                Large-Cap Series

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the S&P 500(R) Index, assuming reinvestment of all dividends and distributions.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no guarantee of future results.

                                                 Fiscal Year-end 11/30

                                    06/30/92   11/30/92   11/30/93   11/30/94   11/30/95   11/30/96   11/30/97   11/30/98
The fund (class A shares)
  at net asset value                                                                                             $33,118
The fund (class A shares)
  maximum offering price(1)                                                                                      $30,882
Standard & Poor's 500(R) Index(2)                                                                                $29,049

================================================================================
                  Average Annual Total Return At Maximum Applicable
                  Sales Charge For The Periods Ending November 30, 1998

                           1 Year             5 Years           Life
--------------------------------------------------------------------------------
Class A(1)                  6.90%              18.39%          17.85%
--------------------------------------------------------------------------------
Class B(4)                  8.06%                 --           20.24%
--------------------------------------------------------------------------------
Class C(5)                 12.61%                 --           18.84%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   This reflects the deduction of the maximum initial sales charge of 5.75%

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return.

(3) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs, management fees or sales charges. Performance for this index begins on 6/30/92.

(4) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of class).

(5) The class C shares were first offered on 4/1/97. Performance is at net asset value.


20 | Financial Information

                                                          Small-Cap Value Series

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

====================================================================================================================================
                                                               Class A Shares                          Class B Shares
                                                ----------------------------------------    ----------------------------------------
                                                          Period Ended November 30,               Period Ended November 30,
Per Share Operating Performance:                      1998          1997         1996(a)        1998          1997         1996(b)
Net asset value, beginning of period               $ 16.56        $12.01       $10.00        $ 16.44        $12.00       $11.67
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                        (.06)(c)       .02(c)      .127           (.17)(c)      (.09)(c)     .001
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                       (1.85)         4.53        2.658          (1.82)         4.53         .329
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.91)         4.55        2.785          (1.99)         4.44          .33
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                  --            --        (.075)            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                (.29)           --        (.700)          (.25)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 14.36        $16.56       $12.01        $ 14.20        $16.44       $12.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return(d)                                     (11.71)%       37.89%       28.24%(e)     (12.27)%       37.00%        2.84%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and reimbursements       1.28%         1.17%        0.01%(e)       2.00%         1.86%        0.04%(e)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and reimbursements       1.28%         1.17%        1.00%(e)       2.00%         1.86%        0.07%(e)
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                       (0.37)%        0.10%        1.02%(e)       (1.09)%      (0.56)%       0.01%(e)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
                                                                                                    Class C Shares
                                                                                   -------------------------------------------------
                                                                                               Period Ended November 30,
Per Share Operating Performance:                                                           1998                          1997(b)
Net asset value, beginning of period                                                     $  16.44                      $  12.81
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                                        (.17)(c)                     (0.05)(c)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                                                              (1.82)                         3.68
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            (1.99)                         3.63
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain                                                           (.25)                           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $  14.20                      $  16.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return(d)                                                                            (12.27)%                       28.34%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                                                                   2.00%                         1.25%(e)
------------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                                       (1.09)%                    (0.30)%(e)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                          Period Ended November 30,
                                                                     ---------------------------------------------------------------
Supplemental Data For All Classes:                                           1998                    1997                    1996(a)
Net Assets, end of period (000)                                          $515,379                $435,776                $  8,772
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     67.86%                  45.24%                 110.09%
------------------------------------------------------------------------------------------------------------------------------------

(a)   From commencement of operations: December 13, 1995 (class A).

(b)   Commencement of offering respective class shares: November 15, 1996 (class
      B), April 1, 1997 (class C).

(c)   Calculated using average shares outstanding during the period.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e)   Not annualized.


                                                      Financial Information | 21

                                                          Small-Cap Value Series

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in Russell 2000(R) Index, assuming reinvestment of all dividends and distributions.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no guarantee of future results.

                                       12/13/95      12/31/95      11/30/96      11/30/97      11/30/98
The fund (class A shares)
  at net asset value                                                                           $33,118
The fund (class A shares)
  maximum offering price(1)                                                                    $30,882
Russell 2000(R) Index(2)                                                                       $29,049

Past performance is no
guarantee of future results.

================================================================================
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 1998
                                      1 Year                              Life
--------------------------------------------------------------------------------
Class A(1)                            (16.80)%                            13.89%
--------------------------------------------------------------------------------
Class B(4)                            (16.66)%                             9.28%
--------------------------------------------------------------------------------
Class C(5)                            (13.15)%                             7.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   This reflects the deduction of the maximum initial sales charge of 5.75%

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return.

(3) Performance for the unmanaged Russell 2000(R) Index does not reflect transaction costs, management fees or sales charges. Performance of this index begins on 12/31/95.

(4) The class B shares were first offered on 11/15/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of the class).

(5) The class C shares were first offered on 4/1/97. Performance is at net asset value.


22 | Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                      FIRST YEAR COMPENSATION

                                  Front-end
                                  sales charge            Dealer's
                                  paid by investors       concession              Service fee(1)           Total compensation(2)
Class A investments               (% of offering price)   (% of offering price)   (% of net investment)    (% of offering price)
====================================================================================================================================
Less than $50,000                         5.75%                  5.00%                  0.25%                      5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                         4.75%                  4.00%                  0.25%                      4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                       3.75%                  3.25%                  0.25%                      3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                       2.75%                  2.25%                  0.25%                      2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                       2.00%                  1.75%                  0.25%                      2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge        1.00%                 0.25%                      1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge        0.55%                 0.25%                      0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge        0.50%                 0.25%                      0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge        0.25%                 0.25%                      0.50%
====================================================================================================================================
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        3.75%                 0.25%                      4.00%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.75%                 0.25%                      1.00%
====================================================================================================================================
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.25%                 0.20%                      0.45%

====================================================================================================================================
                                                ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        none                  0.25%                      0.25%
====================================================================================================================================
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        none                  0.25%                      0.25%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.75%                 0.25%                      1.00%
====================================================================================================================================
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.25%                 0.20%                      0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                      Financial Information | 23

                       THIS PAGE INTENTIONALLY LEFT BLANK

      More information on these funds is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the funds, lists portfolio holdings and contains a letter from the funds' manager discussing recent market conditions and the funds' investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Research Fund
  Large-Cap Series
  Small-Cap Value Series

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-------------------------
SEC file number: 811-6650

To obtain information:

By telephone. Call the funds at: 800-426-1130

By mail. Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LARF-1-499
(4/99)

================================================================================
Lord
Abbett                                                 Growth Opportunities Fund

Prospectus
     April 1, 1999

[LOGO](R) LORD ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

      As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

      Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                    The Fund                                Page

                What you should know    Goal/Approach                        2
                      about the fund    Main Risks                           2
                                        Past Performance                     3
                                        Fees and Expenses                    3

                                Your Investment

            Information for managing    Purchases                            4
                   your fund account    Opening Your Account                 6
                                        Redemptions                          7
                                        Distributions and Taxes              7
                                        Services For Fund Investors          8
                                        Sales Charges and Service Fees       9
                                        Management                           10

                              For More Information

                   How to learn more    Other Investment Techniques         11
                      about the fund    Glossary of Shaded Terms            14
                                        Recent Performance                  15

                             Financial Information

                                        Financial Highlights                16
                                        Compensation For Your Dealer        18

         How to learn more about the    Back Cover
    fund and other Lord Abbett funds

                                    The Fund

GOAL / APPROACH

      The fund's investment objective is capital appreciation. Normally, we invest primarily in common stocks of mid-sized companies with outstanding equity securities having an aggregate market value between $1 billion and $6 billion. The fund uses a growth style of investing which means that we favor companies that show the potential for stronger than expected earnings or growth. Under normal circumstances, at least 65% of our total assets will consist of investments made in growth companies, as determined at the time of purchase. The fund may invest up to 35% of its assets in foreign securities.

      Typically, in choosing stocks, we look for companies using the following process:

      o Quantitative research is performed on a universe of middle-sized companies to identify those with superior growth possibilities.

      o Fundamental research is performed to identify companies likely to produce superior returns over a thirty-six month time frame, identified by analyzing the dynamics in each company within its industry and within the economy.

      Before July 15, 1998, the fund used a value style of investing. This meant that companies were selected without regard to current earnings, under a process that sought to identify and invest in undervalued securities.

      We may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and present the fund from achieving its investment objective.

MAIN RISKS

      The value of your investment will fluctuate in response to stock market movements. In addition, growth stocks tend to be more volatile than slower-growing value stocks. This means that the fund could be more volatile than the stock market as a whole.

      The foreign securities in which the fund may invest are subject to currency fluctuations. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the U.S. markets. Investors should also be aware that the fund has the ability to invest in derivatives, the value of which may fluctuate greatly.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

We or the fund refers to Growth Opportunities Fund, a portfolio of Lord Abbett Research Fund, Inc. (the "company"). The fund operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio of securities purchased with the pooled money of investors. It strives to reach its stated goal although, as with all mutual funds, cannot guarantee results.

Growth stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high-level. They tend to be more volatile than slower-growing value stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.

2 | The Fund

                                                       Growth Opportunities Fund

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A performance from calendar year to calendar year and by showing how the fund's average annual share's returns compare with those of a broad measure of market performance.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                              96      97      98
                             23.7%   30.9%   13.4%

      Best Quarter: 29.75%                          Worst Quarter: -20.70%

================================================================================
The table below shows a comparison of the fund's class A average annual total return to that of the Russell Mid-Cap Growth Index ("RMCG Index"). Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                             1 Year        Inception(i)     RMCG Index(ii)
A                                  6.90%          19.50%          18.65%(iii)
--------------------------------------------------------------------------------
RMCG Index(ii)                    17.86%             --              --
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i)   The date of inception for class A is: 8/1/95.
(ii) Performance for the unmanaged RMCG Index does not reflect transaction costs or management fees.
(iii) Represents total return for the period 8/31/95 - 12/31/98, to correspond with class A inception date.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

===========================================================================================
Fee table
-------------------------------------------------------------------------------------------
                                                   Class A    Class B    Class C    Class P
Shareholder Fees (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------
(as a % of offering price)                           5.75%      none       none       none
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")      none       5.00%(3)   1.00%      none
-------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)(1)
-------------------------------------------------------------------------------------------
Management Fees (See "Management")                   0.90%      0.90%      0.90%      0.90%
-------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(2)             0.35%      1.00%      1.00%      0.45%
-------------------------------------------------------------------------------------------
Other Expenses                                       0.81%      0.81%      0.81%      0.81%
-------------------------------------------------------------------------------------------
Total Operating Expenses                             2.06%      2.71%      2.71%      2.16%
-------------------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class                 1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class A shares              $  772       $1,183         $1,619         $2,829
--------------------------------------------------------------------------------
Class B shares              $  774       $1,141         $1,634         $2,886
--------------------------------------------------------------------------------
Class C shares              $  374       $  841         $1,434         $3,042
--------------------------------------------------------------------------------
Class P shares              $  219       $  676         $1,159         $2,495
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares              $  772       $1,183         $1,619         $2,829
--------------------------------------------------------------------------------
Class B shares              $  274       $  841         $1,434         $2,886
--------------------------------------------------------------------------------
Class C shares              $  274       $  841         $1,434         $3,042
--------------------------------------------------------------------------------
Class P shares              $  219       $  676         $1,159         $2,495
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

Lord Abbett is currently waiving the management fee and subsidizing the other expenses of the fund. Lord Abbett may stop waiving the management fee and subsidizing the other expenses at any time. Total operating expenses with the fee waiver and expense subsidy are 0.35%, 1.00%, 1.00% and 0.45% for classes A, B, C and P, respectively.

--------------------------------------------------------------------------------
(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.
(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                    The Fund | 3

                                Your Investment

PURCHASES

      This prospectus offers four classes of shares: classes A, B ,C, and P (call 800-821-5129 to find out if class P shares are available in your state). These different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------
                                                                   To Compute
                             As a % of              As a % of     Offering Price
Your Investment           Offering Price         Your Investment   Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000              5.75%                  6.10%           .9425
--------------------------------------------------------------------------------
$50,000 to $99,999             4.75%                  4.99%           .9525
--------------------------------------------------------------------------------
$100,000 to $249,999           3.75%                  3.90%           .9625
--------------------------------------------------------------------------------
$250,000 to $499,999           2.75%                  2.83%           .9725
--------------------------------------------------------------------------------
$500,000 to $999,999           2.00%                  2.04%           .9800
--------------------------------------------------------------------------------
$1,000,000 and over            No Sales Charge                       1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

      o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

      o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

o     normally offered with a front- end sales charge

Class B

o no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


4 | Your Investment

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

      o     purchases of $1 million or more *

      o     purchases by Retirement Plans with at least 100 eligible employees *

      o     purchases under a Special Retirement Wrap Program *

      o purchases made with dividends and distributions on class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      o     purchases under a Mutual Fund Advisory Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

      * These categories may be subject to a Contingent Deferred Sales Charge ("CDSC").

      Class A Share CDSC. If you buy class A shares under one of the starred (O) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------
Anniversary(1) of                            Contingent Deferred Sales Charge
the day on which the                         on redemption (as % of amount
purchase order was accepted                  subject to charge)
On                         Before
--------------------------------------------------------------------------------
                           1st                            5.0%
--------------------------------------------------------------------------------
1st                        2nd                            4.0%
--------------------------------------------------------------------------------
2nd                        3rd                            3.0%
--------------------------------------------------------------------------------
3rd                        4th                            3.0%
--------------------------------------------------------------------------------
4th                        5th                            2.0%
--------------------------------------------------------------------------------
5th                        6th                            1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                    None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                             Your Investment | 5

      The class B share CDSC generally will be waived under any one of the following conditions:

o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

o     death of the shareholder (natural person)

o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

o     Regular account                                                    $1,000

o     Individual Retirement Accounts and
      403(b) Plans under the Internal Revenue Code                       $  250

o     Uniform Gifts to Minors Account                                    $  250

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Growth Opportunities Fund
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

6 | Your Investment

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and the capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Dividends from net investment income are expected to be paid to shareholders annually. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of any distribution is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

Type of                           Tax rate for             Tax rate for
distribution                      15% bracket              28% bracket and above
--------------------------------------------------------------------------------
Income                            Ordinary Income          Ordinary Income
dividends                         Rate                     Rate
--------------------------------------------------------------------------------
Short-term                        Ordinary Income          Ordinary Income
capital gains                     Rate                     Rate
--------------------------------------------------------------------------------
Long-term
capital gains                     10%                      20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


                                                             Your Investment | 7
      consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================
For investing

Invest-A-Matic      You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You can make regular withdrawals from most Lord Abbett
Withdrawal          funds. Automatic cash withdrawals can be paid to you from
Plan ("SWP")        your account in fixed or variable amounts. To establish a
                    plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                    Your shares must be in non-certificate form.

Class B shares      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption proceeds due to a SWP for class B and class C
C shares            shares will be redeemed in the order described under "CDSC"
                    under "Purchases."
================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


8 | Your Investment

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for those other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                             Your Investment | 9

MANAGEMENT

      The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. Effective September 15, 1998, the management fee increased from an annual rate of 0.75 of 1% to 0.90 of 1% for the fund. In addition, the fund pays all expenses not expressly assumed by Lord Abbett. For the fiscal year ended November 30, 1998, Lord Abbett waived its management fee and subsidized most other expenses.

      Lord Abbett uses teams of portfolio managers and analysts acting together to manage the fund's investments. Stephen J. McGruder, Partner of Lord Abbett, heads the fund's team, the other senior member of which is Frederic D. Ohr. Mr. McGruder has been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. McGruder served as Vice President of Wafra Investment Advisory Group, a private investment advisory company, from 1988 to 1995. Mr. Ohr joined Lord Abbett in 1998. Before joining Lord Abbett, Mr. Ohr was a Vice President and Senior Analyst with Chase Asset Management from 1991 to 1998.


10 | Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the funds, and their risks.

      Adjusting Investment Exposure. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, currency exchange contracts, indexed securities, and rights and warrants. The fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

      Borrowing. The fund may borrow from banks. If it borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 331/3% of its total assets.

      Closed-End Investment Companies. The fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if a fund and the closed-end investment company both charge a management fee. No more than 5% of the fund's gross assets may be invested in Closed-End Investment Companies.

      Diversification. The fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. U.S. government securities are not subject to these requirements.

      Financial Futures Transactions. The fund may enter into financial futures transactions. A financial futures transaction is the purchase or sale of an exchange-traded contract to buy or sell a standard quality and quantity of a financial instrument or index at a specific future date and price. The price behavior of the futures contract may not correlate with that of the item being hedged. The fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of its total assets.

      Foreign Currency Hedging Techniques. The fund may use Foreign Currency Hedging Techniques. Although it does not normally engage in extensive currency hedging, it may use forwards and options to hedge the risk to the portfolio (related to foreign holdings) if it expects that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. Under some circumstances, a fund may commit a substantial portion of its portfolio to the com-


                                                       For More Information | 11
      pletion of forward contracts. Although such contracts will be used primarily to protect the fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movement, and the fund's return could be reduced.

      Certain of the fund's investments may be denominated in foreign currency. The fund uses currency transactions in an attempt to eliminate currency risk associated with foreign investments.

      The fund may also purchase foreign currency put and call options, subject to certain limitations.

      There is the possibility that the foreign currency hedging techniques will not work as anticipated.

      Foreign Securities. The fund may invest in securities of foreign countries. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; non-deductible withholding taxes and different accounting and settlement practices. The fund may invest 35% of net assets at the time of investment in securities traded primarily in foreign countries.

      Illiquid Securities. The fund may invest in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 15% of its assets in illiquid securities.

      Options Transactions. The fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges. A put option on securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer (seller) of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The writer of a put option might be obligated to purchase underlying securities for more than their current market value.

      A call option on securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price.

      The fund may only sell (write) covered call options. This means that the fund may only sell the call options on securities which the fund owns.

      When a fund writes a call option, it gives up the potential for gain on the underlying index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

      The fund may write only covered put options to the extent that cover for such options does not exceed 25% of the fund's net assets. The fund will not purchase an option if,


12 | For More Information
      as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

      Portfolio Securities Lending. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The fund will limit its securities loans to 5% of its total assets and all loans will be fully collateralized.

      Repurchase Agreements. The fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

      Rights and Warrants. The fund may invest up to 5% of its assets in rights and warrants to purchase securities. Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

      The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value after their expiration date.

      Rule 144A Securities. The fund may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consists of Rule 144A securities, many of which are registered within a few months of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.

      When-Issued or Delayed Delivery Securities. The fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.


                                                       For More Information | 13

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the class B share investment bears to the total investment.

      Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be by an Eligible Guarantor.

      To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

      Mutual Fund Advisory Program. This includes certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on our behalf)

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe
      Executor of the Estate of
      John W. Doe

      [Date]

              SIGNATURE GUARANTEED
              MEDALLION GUARANTEED
               NAME OF GUARANTOR

                /s/ [ILLEGIBLE]
       ---------------------------------
       AUTHORIZED SIGNATURE
       ( 960 )                  X9603470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                              SR

o     In the case of the corporation -
      ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

              SIGNATURE GUARANTEED
              MEDALLION GUARANTEED
               NAME OF GUARANTOR

                /s/ [ILLEGIBLE]
       ---------------------------------
       AUTHORIZED SIGNATURE
       ( 960 )                  X9603470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                              SR


14 | For More Information
      in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      Purchaser. The term "purchaser" includes: (i) an individual; (ii) an individual and his or her spouse and children under the age of 21; and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. This is a program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Wrap-Fee Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

      U.S. stock markets were subject to significant volatility throughout the fund's fiscal year. During the first half of the fiscal year, stocks performed strongly, followed by sizable down-drafts during the summer months, and a subsequent recovery from late September through November. We believe much of the volatility was due to investors' growing reluctance to bear risk in response to economic and political uncertainties in Japan, the Pacific Rim, Russia and other emerging markets, and the impact that those uncertainties might have on future U.S. corporate earnings. A series of rate cuts initiated by the U.S. Federal Reserve Board helped to ease investor concern later in the period. As a more optimistic view of global economies emerged, stocks rallied with most sectors participating in the upswing.

      The fund experienced a period of transition in September/October as we reorganized the portfolio to account for the new growth investment strategy. Since the transition, the fund has performed well relative to its benchmark, the Russell Mid-Cap Growth Index.

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.


                                                       For More Information | 15

                              Financial Information

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

====================================================================================================================
                                                                        Class A Shares
                                                  ------------------------------------------------------------------
                                                                    Period Ended November 30,
Per Share Operating Performance:                       1998            1997            1996            1995(c)
Net asset value, beginning of period                 $  16.18        $  12.84        $  10.18        $  10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------------
  Net investment income                                   .15             .23             .30             .10
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------
    gain on investments                                   .09            3.39            2.50             .08
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .24            3.62            2.80             .18
--------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                   (.37)           (.28)           (.12)             --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                  (3.47)             --            (.02)             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  12.58        $  16.18        $  12.84        $  10.18
--------------------------------------------------------------------------------------------------------------------
Total Return(b)                                          5.71%          28.90%          27.81%           1.80%(d)
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and reimbursements          0.02%            .00%            .00%           0.00%(d)
--------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and reimbursements          1.60%           1.58%           2.39%           1.20%(d)
--------------------------------------------------------------------------------------------------------------------
  Net investment income                                  1.14%           1.69%           2.67%           1.04%(d)

====================================================================================================================
                                                                   Class B Shares           Class C Shares
                                                             -------------------------    --------------------------
                                                             Period Ended November 30,    Period Ended November 30,
Per Share Operating Performance:                                       1998(c)                    1998(c)
Net asset value, beginning of period                                   $  10.41               $  10.70
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
--------------------------------------------------------------------------------------------------------------------
  Net investment income                                                      --(a)                  --(a)
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------
    gain on investments                                                    2.16                   1.89
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           2.16                   1.89
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  12.57               $  12.59
--------------------------------------------------------------------------------------------------------------------
Total Return(b)(d)                                                        20.87%                 17.66%
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and reimbursements                            0.13%                  0.13%
--------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and reimbursements                            0.34%                  0.34%
--------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                            (0.08)%                (0.10)%

====================================================================================================================
                                                                 Period Ended November 30,
                                        ----------------------------------------------------------------------------
Supplemental Data For All Classes:           1998                1997                1996                1995(c)
--------------------------------------------------------------------------------------------------------------------
Net Assets, end of year (000)               $4,723              $1,672              $1,462              $  968
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     136.81%              52.86%              30.78%               1.55%
--------------------------------------------------------------------------------------------------------------------

(a)   Amount less than $.01.
(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.
(c) Commencement of operations: August 1, 1995 (class A); October 16, 1998 (class B); and October 19, 1998 (class C).
(d)   Not annualized.
      See Notes to Financial Statements.


16 | Financial Information

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the RMCG Index, assuming reinvestment of all dividends and distributions.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

                                       08/01/95      11/30/95      11/30/96      11/30/97      11/30/98
The fund (class A shares)
  at net asset value                                                                           $17,954
The fund (class A shares)
  maximum offering price(1)                                                                    $17,729
RMCG(R) Index(2)                                                                               $16,709

Past performance is no guarantee of future results.

================================================================================
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Period Ending November 30, 1998

                                        1 Year                   Life
--------------------------------------------------------------------------------
Class A(1)                               (.40)%                  16.67%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   This reflects the deduction of the maximum initial sales charge of 5.75%

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return. Performance for the RMCG Index begins on 7/31/95.

(3) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs, management fees or sales charges. Performance for this index begins on 6/30/92.

(4) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of class).

(5) The class C shares were first offered on 4/1/97. Performance is at net asset value.


                                                      Financial Information | 17

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                      FIRST YEAR COMPENSATION

                                  Front-end
                                  sales charge            Dealer's
                                  paid by investors       concession              Service fee(1)           Total compensation(2)
Class A investments               (% of offering price)   (% of offering price)   (% of net investment)    (% of offering price)
====================================================================================================================================
Less than $50,000                         5.75%                  5.00%                  0.25%                      5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                         4.75%                  4.00%                  0.25%                      4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                       3.75%                  3.25%                  0.25%                      3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                       2.75%                  2.25%                  0.25%                      2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                       2.00%                  1.75%                  0.25%                      2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge        1.00%                 0.25%                      1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge        0.55%                 0.25%                      0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge        0.50%                 0.25%                      0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge        0.25%                 0.25%                      0.50%
====================================================================================================================================
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        3.75%                 0.25%                      4.00%
====================================================================================================================================

Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.75%                 0.25%                      1.00%
====================================================================================================================================
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.25%                 0.20%                      0.45%

====================================================================================================================================
                                                ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        none                  0.25%                      0.25%
====================================================================================================================================
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        none                  0.25%                      0.25%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.75%                 0.25%                      1.00%
====================================================================================================================================
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.25%                 0.20%                      0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


18 | Financial Information

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

      More information on the fund is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Growth Opportunities Fund

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-------------------------
SEC file number: 811-6650

To obtain information:

By telephone. Call the fund at: 800-426-1130

By mail. Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LAGOF-1-499
(4/99)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT

Statement of Additional Information                                April 1, 1999
--------------------------------------------------------------------------------

                         Lord Abbett Research Fund, Inc.
                                Large-Cap Series
                            Growth Opportunities Fund
                             Small-Cap Value Series

--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The Growth Opportunities Fund is a separate Prospectus. This Statement of Additional information relates to, and should be read in conjunction with, the Prospectuses dated April 1, 1999.

Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992. The Company has three series, Large-Cap Series, Growth Opportunities Fund, and Small-Cap Value Series (individually, "we" or the "Fund") (collectively, the "Funds") which are offered in this Statement of Additional Information. The Large-Cap Series has four classes of shares (A, B, C, and P); Growth Opportunities Fund and Small-Cap Value Series each have five (A, B, C, P and Y). Only classes A, B, C, and P are offered by this Statement of Additional Information. All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act, as amended (the "Act"), provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                  TABLE OF CONTENTS                          PAGE

            1.    Investment Policies                         2
            2.    Directors and Officers                      10
            3.    Investment Advisory and Other Services      14
            4.    Portfolio Transactions                      15
            5.    Purchases, Redemptions
                  and Shareholder Services                    16
            6.    Past Performance                            25
            7.    Taxes                                       26
            8.    Information About The Company               27
            9.    Financial Statements                        27

                                       1.
                               Investment Policies

Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions which cannot be changed without the approval of the holders of a majority of a Fund's respective shares. If a Fund determines that its objectives can best be achieved by a change in any non-fundamental investment policy, strategy or restriction, it may make such change without shareholder approval by disclosing it in the Prospectus or Statement of Additional Information.

Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Funds or by one or more partners or members of the Funds' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Funds' prospectuses and statements of additional information, as they may be amended from time to time; or (10) buy from or sell to any of the Funds' officers, directors, employees, or its investment adviser or any of the Funds' officers, directors, partners or employees, any securities other than shares of the Funds' common stock.

For the fiscal year ended November 30, 1998, the portfolio turnover rate was 99.14% for the Large-Cap Series compared to 30.81% for the previous year; 136.81% for Growth Opportunities Fund compared to 52.86% for the previous year; and 67.86% for Small-Cap Value Series compared to 45.24% for the previous year.

INVESTMENT TECHNIQUES

ALL FUNDS

Lending Of Portfolio Securities. Although each Fund has no current intention of doing so, each may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. Each Fund will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan we will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of a Fund's gross assets.

LARGE-CAP SERIES And GROWTH OPPORTUNITIES FUND

Covered Call Options. A Fund may write covered call options on securities in our portfolio in an attempt to increase income and provide greater flexibility in the disposition of portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of a stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). A Fund also may enter into "closing purchase transactions" in order to terminate an obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. A Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of a Fund's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in a Funds' current prospectus.

Rights And Warrants. A Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of Large-Cap Series' net assets and 5% of the value of Growth Opportunities Fund's gross assets, may be warrants which are not listed on the NYSE or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Options And Financial Futures Transactions. A Fund may engage in options and financial futures transactions in accordance with their investment objective and policies. Although each Fund is not currently employing such options and financial futures transactions, they may engage in such transactions in the future if it appears advantageous to us to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. A Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by either's outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by us would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time they enter into a futures contract, it is required to deposit with the custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce our return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options On Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with the custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by a Fund. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event it intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case a Fund would lose the premium paid therefor.

Segregated Accounts. To the extent required to comply with Securities and Exchange Commission Release 10666 and subsequent interpretation thereof by the Commission or its staff, when purchasing a futures contract, or writing a put option, each Fund will maintain in a segregated account at the custodian bank in liquid high grade debt obligations, such as cash and U.S. Government Securities to cover its position.

SMALL-CAP VALUE SERIES And GROWTH OPPORTUNITIES FUND

Repurchase Agreements. If a Fund enter into repurchase agreements as provided in clause (4) of the fundamental investment restrictions above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the a Fund otherwise may invest.

Foreign Currency Hedging Techniques. A Fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. A Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, a Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency or, in the alternative, a Fund may use a cross-hedging technique whereby it sells another currency which a Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. A Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Foreign Currency Put And Call Options. A Fund also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives a Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. The premiums paid for such currency put options will not exceed 5% of the net assets of a Fund. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of a Fund's net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in sucy currency (a) invested in to cover such call writing or to be crossed.

A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from a Fund a currency at the exercise price until the expiration of the option. A Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Fund or in such cross currency (referred to above) to cover such call writing.

Each Fund's custodian will segregate cash or permitted securities belonging to the Fund in an amount not less than that required by SEC Release 10666 and related policies with respect to the Fund's assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Fund. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options, forward foreign currency contracts and cross hedges.

SMALL-CAP VALUE SERIES

Limitations On The Purchases And Sales Of Stock Options, Options On Stock Indices And Stock Index Futures. The Small-Cap Value Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Small-Cap Value Series is obligated as a writer. The Fund will not (a) write puts having an aggregate exercise price greater than 25% of its total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

Call Options On Stock. The Small-Cap Value Series may, from time to time, write call options on its portfolio securities. The Small-Cap Value Series may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Small-Cap Value Series' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Small-Cap Value Series' were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Small-Cap Value Series does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Small-Cap Value Series would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Small-Cap Value Series is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Small-Cap Value Series for writing the option.

Generally, the Small-Cap Value Series intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Fund will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Fund to write call options is as part of a "sell discipline." If the Small-Cap Value Series decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Small-Cap Value Series would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Fund Management, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Small-Cap Value Series will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Put Options On Stock. The Small-Cap Value Series may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Small-Cap Value Series has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because Fund Management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund Management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Small-Cap Value Series writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Small-Cap Value Series for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Small-Cap Value Series would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Fund determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

The Small-Cap Value Series may only write covered put options to the extent that cover for such options does not exceed 25% of its net assets. The Small-Cap Value Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

Stock Index Options. Except as describe below, the Small-Cap Value Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Small-Cap Value Series writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Segregated Accounts. If the Small-Cap Value Series has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Small-Cap Value Series has not written a stock call option and which has not been hedged by the Small-Cap Value Series by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighing of the industry or market segment index and will represent at least 50% of the Small-Cap Value Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Small-Cap Value Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Small-Cap Value Series writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral cash, equity securities, non-investment grade debt, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Value Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Small-Cap Value Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Small-Cap Value Series in cash, equity securities, non-investment grade debt, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Small-Cap Value Series, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act are exempt from the definition of "commodity pool operator," provided all of the Small-Cap Value Series' commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Small-Cap Value Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

Stock Index Futures. The Small-Cap Value Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Small-Cap Value Series' portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Small-Cap Value Series' net assets.

Risks Of Transactions In Stock Options. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Small-Cap Value Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Small-Cap Value Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks Of Options On Indices. The Small-Cap Value Series' purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Small-Cap Value Series' will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Small-Cap Value Series of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Small-Cap Value Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Small-Cap Value Series. It is the Small-Cap Value Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Small-Cap Value Series will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Special Risks Of Writing Calls On Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Small-Cap Value Series will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held may not increase as much as the index. In such event the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Small-Cap Value Series' portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Small-Cap Value Series in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Small-Cap Value Series has other liquid assets that are sufficient to satisfy the exercise of a call, the Small-Cap Value Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Small-Cap Value Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Small-Cap Value Series has written a call, there is also a risk that the market may decline between the time the call is written and the time the Small-Cap Value Series is able to sell stocks in its portfolio. As with stock options, the Small-Cap Value Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Small-Cap Value Series would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Small-Cap Value Series has written is "covered" by an index call held by the Small-Cap Value Series with the same strike price, the Small-Cap Value Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Small-Cap Value Series exercises the call it holds or the time the Small-Cap Value Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks Of Purchasing Puts And Calls On Indices. If the Small-Cap Value Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Small-Cap Value Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                       2.
                             Directors And Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside directors are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors/trustees maintained by each of the Lord Abbett-sponsored funds. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                        For the Fiscal Year Ended November 30, 1998
                                        -------------------------------------------

         (1)                                 (2)                            (3)                       (4)

                                                                     Pension or                 For Year Ended
                                                                     Retirement Benefits        December 31, 1998
                                                                     Accrued by the             Total Compensation
                                  Aggregate                          Company and                Accrued by the Company and
                                  Compensation                       Twelve Other Lord          Twelve Other Lord
                                  Accrued by                         Abbett-sponsored           Abbett-sponsored
Name of Director                  the Company(1)                     Companies(2)               Companies
----------------                  ------------------------           -------------------        --------------------------
E. Thayer Bigelow                 $1,772                             $17,068                    $ 56,000
William H.T. Bush*                $512                               none                       none
Robert B. Calhoun, Jr.**          $698                               none                       none
Stewart S. Dixon                  $1,744                             $32,190                    $ 55,000
John C. Jansing                   $1,721                             $45,0854                   $ 55,000
C. Alan MacDonald                 $1,720                             $30,703                    $ 57,400
Hansel B. Millican, Jr.           $1,721                             $37,747                    $ 55,000
Thomas J. Neff                    $1,752                             $19,853                    $ 56,000

* Elected as of  August 13, 1998
** Elected as of June 17, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored companies based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

      The amounts of the aggregate compensation payable by the Large-Cap Series as of November 30, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $369.71; Mr. Calhoun, $130.87; Mr. Dixon, $0; Mr. Jansing, $356.17; Mr. MacDonald, $0; Mr. Millican, $360.68; and Mr. Neff, $364.43. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1998, each would own, the following: Mr. Bigelow, 16.874 shares; Mr. Calhoun, 5.973; Mr. Dixon, 132 shares; Mr. Jansing, 1,421.25 shares; Mr. MacDonald, $0 shares; Mr. Millican, 16.462 shares; and Mr. Neff, 16.633 shares.

      The amounts of the aggregate compensation payable by the Growth Opportunities Fund as of November 30, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $0; Mr. Dixon, $0; Mr. Jansing, $0; Mr. MacDonald, $0; Mr. Millican, $0; and Mr. Neff, $0. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1998, each would own, the following: Mr. Bigelow, 0 shares; Mr. Dixon, 0 shares; Mr. Jansing, 607.72 shares; Mr. MacDonald, 0 shares; Mr. Millican, 0 shares; and Mr. Neff, 650.57 shares.

      The amounts of the aggregate compensation payable by the Small-Cap Value Series as of November 30, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1,035.94; Mr. Calhoun, $513.24; Mr. Dixon, $0; Mr. Jansing, $1,004.75; Mr. MacDonald, $0; Mr.
      Millican, $1,004.75; and Mr. Neff, $1,002.98. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1998, each would own, the following:
      Mr. Bigelow, 72.141 shares; Mr. Calhoun, 35.741; Mr. Dixon, 0 shares; Mr. Jansing, 69.969 shares; Mr. MacDonald, 0 shares; Mr. Millican, 69.969 shares; and Mr. Neff, 71.238 shares.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored companies for the 12 months ended November 30, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, McGruder, Morris, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:
Robert G. Morris, age 54

Robert P. Fetch, age 46 (with Lord Abbett since 1995; formerly Managing Director at Prudential Investment Advisors); Stephen J. McGruder, age 55 (with Lord Abbett since 1995; formerly Vice President of Wafra Investment Advisory Group);

Vice Presidents:

Paul A. Hilstad, age 56 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Zane Brown, age 47

Daniel E. Carper, age 47

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Gregory M. Macosko, age 52 (with Lord Abbett since 1996; formerly Portfolio Manager and Analyst at Royce Associates)

A. Edward Oberhaus, age 39

Keith F. O'Connor, age 43

John J. Walsh, age 63

Treasurer:

Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Funds' By-Laws provide that they shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Funds.

As of October 31, 1998, our officers and directors, as a group, owned more than 1% of the Large-Cap Series' outstanding shares. As of the same date, there was one record holder of 5% or more of the Large-Cap Series' outstanding shares:

                        Edward Jones & Co. 42.1%.
                        ATTN: Mutual Fund
                        Shareholder Accounting
                        201 Progress Way
                        Maryland Hts. MO 63043

As of October 31, 1998, our officers and directors, as a group, owned more than 1% of the Growth Opportunities Fund's outstanding shares. As of the same date, there was one record holder of 5% or more of the Growth Opportunities Fund's outstanding shares:

                        Edward Jones & Co. 8.27%.
                        Susan Lynch
                        Greenwich, CT

As of October 31, 1998, our officers and directors, as a group, did not own more than 1% of the Small-Cap Value Series' outstanding shares. As of the same date, there was one record holder of 5% or more of the Small-Cap Value Series' outstanding shares:

                        Edward Jones & Co. 9.3%.
                        MLPF&S for the Sole Benefit of its Customers
                        4800 Deer Lake Dr. E Fl 3
                        Jacksonville, FL

                                       3.
                     Investment Advisory And Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Company's investment manager. Eight of the general partners of Lord Abbett are officers and/or directors of the Company and are identified as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Paul A. Hilstad, Stephen J. McGruder, Robert G. Morris, and John J. Walsh.

The other general partners of Lord Abbett who are neither officers nor directors of the Company are: Stephen I. Allen, John E. Erard, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael McLaughlin, Robert J. Noelke, Mark R. Pennington, and Christopher J. Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of Large-Cap Series' and Small-Cap Value Series' and .90 of 1% of Growth Opportunities Fund's average daily net assets. In addition we are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended November 1998, 1997 and 1996, Lord Abbett received $768,547, $334,394 and $38,364, respectively, in management fees with respect to the Large-Cap Series.

For the fiscal years ended November 30, 1997, 1996 the management fee was .75 of 1% and was waived by Lord Abbett with respect to the Growth Opportunities Fund and, except for this waiver, would have amounted to $10,844 and $8,249, respectively. On September 15, 1998, the Fund's shareholders voted to raise the management fee to .90 of 1%. This fee was also waived. The management fee for the fiscal year ended November 30, 1998, except for this waiver, would have amounted to $16,316.

For the fiscal years ended November 30, 1998, and 1997, Lord Abbett received $4,270,210, and $1,075,019, respectively in management fees with respect to Small-Cap Value Series. For fiscal year ended November 30, 1996, total fees in the amount of $24,461 were waived.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Funds.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Company's custodian. In accordance with the requirements of Rule 17f-5, the Company's directors have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of the Company and must be approved at least annually by our Board of Directors to continue in such capacity. Independent public accountants perform audit services for the Fund including the examination of financial statements included in our Annual Report to Shareholders. United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, acts as the transfer agent and dividend disbursing agent for the Funds.

                                       4.
                             Portfolio Transactions

The Company's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

The Lord Abbett-sponsored funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

                                       5.
                             Purchases, Redemptions
                            And Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Company values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The net asset value per share for the Class B and C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding).

The maximum offering price of Class A shares of the Large-Cap Series on November 30, 1998 was computed as follows:

Net asset value per share (net assets divided
by shares outstanding) ................................................. $21.91

Maximum offering price per share (net asset
value divided by .9425) ................................................ $23.25

The maximum offering price of Class A shares of the Small-Cap Value Series on November 30, 1998 was computed as follows:

Net asset value per share (net assets divided
by shares outstanding) ................................................. $14.36

Maximum offering price per share (net asset
value divided by .9425) ) .............................................. $15.24

The Company on behalf of the funds has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell the shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years Lord Abbett, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

Large-Cap Series

                                       Year Ended November 30,
                                       -----------------------
                                       1998              1997            1996
                                       ----              ----            ----

Gross sales charge                  $1,508,922        $1,005,548       $270,755
Amount allowed to dealers           $1,294,173        $  864,739       $234,486
                                    ----------        ----------       --------

Net commissions
received by
Lord Abbett                         $214,749          $  140,809       $ 36,269
                                    ----------        ----------       --------

Small-Cap Value Series

                                                                               Period December 13, 1995
                                 Year Ended             Year Ended             (commencement of operations)
                                 November 30, 1998      November 30, 1997      to November 30, 1996
                                 -----------------      -----------------      --------------------
Gross sales charge                  $3,448,187              $7,021,169                $46,090
Amount allowed to dealers           $2,980,530              $6,026,914                $39,745
                                    ----------              ----------                -------

Net commissions
received by
Lord Abbett                         $  467,657              $  994,255                $6,345
                                    ----------              ----------                -------

Conversion Of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Funds offer investors four different classes of shares, designated Classes A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund advisory program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to a Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares of the Large-Cap Research Fund are subject to service and distribution fees that are currently estimated to total annually approximately .23 of 1% of the annual net asset value of the Class A shares. Class A shares of the Growth Opportunities Fund are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. Class A shares of the Small-Cap Value Fund are subject to service and distribution fees that are currently estimated to total annually approximately .31 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares."

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own your shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares."

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares."

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class Of Shares Should You Choose? Once you decide which Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Funds' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Funds. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on a Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect To Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing For The Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of

$1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under a Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences In Account Features That Matter To You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B, C And P Rule 12b-1 Plans. As described in the Prospectus, the Company has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Classes: the "A Plan," the "B Plan" the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class's shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Company.

The fees payable under the A Plan, B Plan, C Plan, and P Plan are described in the Prospectus. For the fiscal year ended November 30, 1998, the fees paid to dealers under the A Plan for the Large-Cap Series was $183,383; for the Growth Opportunities Fund $473; and for the Small-Cap Value Series $692,900.

For the fiscal year ended November 30, 1998, the fee paid to dealers under the B Plan for the Large-Cap Series was $265,809; for the Growth Opportunities Fund $152; and for the Small-Cap Value Series $2,199,355.

For the fiscal year ended November 30, 1998, the fee paid to dealers under the C Plan for the Large-Cap Series was $44,918; for the Growth Opportunities Fund $116; and for the Small-Cap Value Series $730,710.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable Class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares, regardless of class, and: (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, a Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions; (2) shares held on or after the sixth anniversary of their purchase; and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                  Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted      on Redemptions (As % of Amount Subject to Charge)
Before the 1st ..............................................    5.0%
On the 1st, before the 2nd ..................................    4.0%
On the 2nd, before the 3rd ..................................    3.0%
On the 3rd, before the 4th ..................................    3.0%
On the 4th, before the 5th ..................................    2.0%
On the 5th, before the 6th ..................................    1.0%
On or after the 6th anniversary .............................    None

In the table, an "anniversary" is the 364th day subsequent to the date of purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to a Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of a Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSC's for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other Funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems: (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value; (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions); or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares), for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable: (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC; and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ); (ii) GSMMF; or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other Fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and Small-Cap Value Fund of Lord Abbett Research Fund ("LARF"), not currently being offered to the general public.

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on a Fund to sell, the full amount indicated.

Rights Of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases Of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value: (a) at $1 million or more; (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF; (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest; (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund advisory program"); (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds; (f) through Retirement Plans with at least 100 eligible employees; (g) in connection with a merger, acquisition or other reorganization; and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund advisory program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to a participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, select the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived for redemptions of 12% or less per year and for redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Funds compute the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method to compute average annual compounded total return described above for the Class A shares of the Large-Cap Series for each of the fiscal years ended November 30, 1996, 1997, and 1998, the average annual rates of total return for Class A were 26.25%, 19.87%, and 13.45%, respectively. For the same periods for the Growth Opportunities Fund, the average annual rates of return for Class A were 27.81%, 28.90%, and 5.71%, respectively. And for the Small-Cap Value Series for the period December 13, 1995 to November 30, 1996, the fiscal years ended November 30, 1997 and 1998, the average annual rates of total return were 28.24%, 37.89%, and (11.71)%, respectively.

Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of: (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends; and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by each Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by such Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict a Fund's ability to engage in transactions in options.

A Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by such Fund.

Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," they may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Funds were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended November 30, 1998 and the reports of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Reports to Shareholders of the Lord Abbett Research Fund, Inc. and the Growth Opportunities Fund are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C      OTHER INFORMATION

This Post-Effective Amendment No. 23 (the "Amendment") to the Registrant's Registration Statement relates only to Large-Cap Research Fund, Growth Opportunities Fund, Small-Cap Value Fund - classes A, B, C, and P.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                        POST-EFFECTIVE
                        AMENDMENT NO. 23

Growth Opportunities Fund - Y shares      19; 20; 22
Small-Cap Value Fund - Y shares           19; 20; 22

Item 23           Exhibits

                  (a) Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.
                  (b) By-Laws. Incorported by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on 1/29/99.
                  (c) Instruments Defining Rights of Security Holders. Incorporated by Reference.
                  (d) Investment Advisory Contracts. Management Agreement. Incorporated by reference to Post- Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.
                  (e) Underwriting Contracts. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.
                  (f) Bonus or Profit Sharing Contracts. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A to the Lord Abbett Equity Fund (File No. 811- 7538) filed on 9/22/94. .
                  (g)   Custodian Agreements. Incorporated by Reference.
                  (h)   Other Material Contracts. Incorporated by Reference.
                  (i) Legal Opinion. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.
                  (j)   Other Opinions. Consent of Independent Auditors.
                  (k)   Omitted Financial Statements. Incorporated by Reference.
                  (l)   Initial Capital Agreements. Incorporated by Reference.
                  (m) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on 3/31/97.
                  (n)   Financial Data Schedule. Filed herewith.
                  (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on 3/31/97

Item 24           Persons Controlled by or Under Common Control with the Fund

                  None.

Item 25           Indemnification

                  All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26           Business and Other Connections of Investment Adviser

                  Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

Item 27           Principal Underwriters

         (a)      Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett U.S. Government Money Market Fund, Inc. Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Investment Trust
                  Lord Abbett Securities Trust

                  Investment Advisor
                  American Skandia Trust (Lord Abbett Growth & Income Portfolio)

            (b)   The partners of Lord, Abbett & Co. are:

                  Name and Principal        Positions and Offices
                  Business Address (1)      with Registrant
                  --------------------      ---------------------

                  Robert S. Dow             Chairman and President
                  Paul A. Hilstad           Vice President & Secretary
                  Robert P. Fetch           Executuive Vice President
                  Stephen J. McGruder       Executive Vice President
                  Robert G. Morris          Executive Vice President
                  Daniel E. Carper          Vice President
                  Zane E. Brown             Vice President
                  John J. Walsh             Vice President

                  The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Stephen
                  I. Allen, John E. Erard, Daria L. Foster, Robert I. Gerber, Thomas W. Hudson, Jr., Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington, and Christopher J. Towle.

                  Each of the above has a principal business address: 767 Fifth Avenue, New York, NY 10153

            (c)   Not applicable

Item 28           Location of Accounts and Records

                  Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                  Lord, Abbett & Co. maintains the records required by Rules 31a
                  - 1(f) and 31a - 2(e) at its main office.

                  Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29           Management Services

                  None

Item 30           Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 31st day of March, 1999.

                                        BY: /s/ Lawrence H. Kaplan
                                           -------------------------------------
                                            Lawrence H. Kaplan
                                            Vice President

                                POWER OF ATTORNEY

      Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad and Lawrence H. Kaplan, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                                Title                   Date
----------                                -----                   ----
                                  Chairman, President
/s/ Robert S. Dow                 and Director/Trustee           3/31/99
----------------------------   ---------------------------   -------------------
Robert S. Dow

/s/ E. Thayer Bigelow             Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
E. Thayer Bigelow

/s/ William H.T. Bush             Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
William H. T. Bush

/s/ Robert B. Calhoun             Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
Robert B. Calhoun

/s/ Stewart S. Dixon              Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
Stewart S. Dixon

/s/ John C. Jansing               Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
John C. Jansing

C. Alan MacDonald                 Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr..      Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff                Director/Trustee               3/31/99
----------------------------   ---------------------------   -------------------
Thomas J. Neff

CONSENT OF INDEPENDENT AUDITORS


Lord Abbett Research Fund, Inc.:

We consent to the incorporation by reference in Post-Effective Amendment No. 23 to Registration Statement No. 33-47641 of our reports dated January 8, 1999 appearing in the Annual Reports to Shareholders for the year ended November 30, 1998, and to the references to us under the caption "Financial Highlights" in the Prospectus and under the captions "Investment Advisory and Other Services" and "Financial Statements" appearing in the Statement of Additional Information, both of which are part of such Registration Statement.




DELOITTE & TOUCHE LLP
New York, New York
March 26, 1999